Exhibit 99.2

XCF Global Provides First Quarter 2026 Corporate and Operational Update Establishes 2027 Targets of $110-$120M Net Revenue and 40-43M Gallons of Renewable Fuel Production at New Rise Reno

Operational and corporate updates highlight leadership actions, a signed definitive business combination agreement (subject to closing conditions), and continued progress toward sustained SAF production. XCF also emphasizes the role of domestic jet fuel alternatives in supporting energy resilience and national security, and its modular, repeatable build-out and licensing model designed to deploy SAF production facilities globally.

Key Developments This Period

●	Strengthened leadership with renewable fuels executive Chris Cooper, former President of one of the world’s largest producers of renewable fuels, where he led the launch of its SAF commercial efforts in the Americas; appointed Harvey Schnitzer as Interim Chief Financial Officer, a CPA and veteran Chief Financial Officer/Chief Operational Officer with more than three decades of experience leading growth, integrations, and turnarounds.
●	Initiated the planned upgrade program to support efficient, repeatable, sustained operations at New Rise Reno, leveraging technical input from Axens and on-site engineering oversight team from an experienced third -party consulting firm to strengthen operational readiness, procedures, and start-up execution, targeting June 2026 for operational restart at New Rise Reno.
●	Signed a binding offtake agreement with BGN INTL for SAF production, leveraging XCF’s production platform and BGN’s global distribution network.
●	Advanced strategic initiatives, including licensing arrangements and strategic partnership agreements to support international expansion in Australia and New Zealand, with partners including Continual Renewables Ventures and Axens for production technology.
●	Signed business combination agreement with Southern Energy Renewable and Devvstream creating a diversified commercial platform spanning current and next generation technologies for renewable fuel production as well as environmental asset monetization across aviation, petrochemical, marine and other sectors.
●	Filed XCF’s first Annual Report on Form 10-K, providing comprehensive annual disclosures and marking an important milestone in XCF’s public-company reporting, targeting filing 1Q26 10Q by mid-May 2026.
●	XCF is targeting the following financial and operational results for the full year ending December 31, 2027: gross product sales[1] of $775 - 825 million, net revenue of $110 -120 million, EBITDA[1] of $65 - 70 million, and renewable fuel production of approximately 40 - 43 million gallons.[2]

HOUSTON, TX / ACCESS Newswire / May 4, 2026 / XCF Global, Inc. (“XCF” or the “Company”) (Nasdaq:SAFX), an emerging player in the decarbonizing of the aviation industry through Sustainable Aviation Fuel (“SAF”), today provided the following corporate and operational update, including progress toward sustained operations at its flagship facility, New Rise Renewables Reno (“New Rise Reno”), and developments across leadership, strategic initiatives, and public-company reporting. XCF believes its U.S.-based production strategy supports aviation decarbonization while also advancing domestic fuel supply resilience.

Leadership Update

XCF strengthened the Company’s leadership under renewable fuels executive Chris Cooper, former President of Neste who previously led Neste (North America), one of the world’s largest producers of renewable fuels. In that role, he launched and scaled SAF commercialization efforts in the Americas. Mr. Cooper also served as Head of Renewables Trading at BGN. Earlier in his career, he held senior leadership roles at Phillips 66 and Chevron. In April 2026, XCF appointed Harvey Schnitzer as Interim Chief Financial Officer. Mr. Schnitzer is a seasoned financial and operational executive with more than three decades of experience as a Chief Financial Officer, Chief Operational Officer, and board member, including leading companies through growth, integration, restructuring, and strategic transformation. He is a Certified Public Accountant.

Strategic Initiatives and Transactions

BGN Agreement - XCF Global has entered a binding term sheet with BGN INT US LLC to pursue a renewable fuel tolling framework initially expected to apply to XCF’s New Rise Renewables Reno facility, with potential expansion to future facilities. The parties intend to evaluate collaboration on production, marketing, logistics, and offtake of sustainable aviation fuel (SAF), renewable diesel, and renewable naphtha, leveraging XCF’s production platform and BGN’s global trading and distribution network. The proposed framework also contemplates broader regional expansion, including Europe and the Middle East, subject to customary due diligence and definitive agreements.

Australia Licensing - XCF continues to progress work to develop New Rise Australia with Continual Renewables Ventures under the modular SAF licensing framework, including completing initial front-end engineering scoping, confirming a reference plant design based on the New Rise Reno facility, and advancing early planning for a proposed first project in Perth. The parties are progressing development pathways for additional facilities to support a broader national rollout of SAF and renewable fuels capacity in Australia.

Axens - Separately, XCF executed a commercial collaboration agreement with Axens North America for Vegan® technology under a licensing-oriented framework and a term sheet with BGN for renewable fuel tolling at New Rise Reno and future facilities.

Business Combination Agreement with Southern Energy Renewables & DevvStream - In April 2026, XCF, Southern Energy Renewables, and DevvStream signed a definitive business combination agreement (subject to customary closing conditions). The combination of the three companies is expected to create a diversified commercial platform spanning current and next generation technologies for renewable fuel production as well as environmental asset monetization across aviation, petrochemical, marine and other sectors. XCF and DevvStream also highlighted an approach to bring transferable 45Z Clean Fuel Production Credits to market (subject to qualification, verification, and regulatory finalization), and XCF announced receipt of $10 million in plant conversion funding in support of the pending business combination.

Progress Toward Full Operations at New Rise Reno

New Rise Reno was commissioned in February 2025 and has produced SAF, renewable diesel, and renewable naphtha. Since the start of commercial operations, the facility has produced more than 2.5 million gallons of renewable fuels, and deliveries began in March 2025. New Rise Reno is in the final stages of its planned upgrade, intended to strengthen long-term operability and repeatability. Current workstreams are focused on improving operating stability and equipment readiness, reinforcing quality systems required for certified fuel, and strengthening start-up and operating procedures.

To strengthen execution through the conversion and start-up preparation process, XCF has engaged an on-site engineering and operational readiness team from Alvarez & Marsal to provide added oversight. This team is supporting procedure reviews and field verification, start-up sequencing and checklists, and controls-focused reviews intended to support staged ramp-up to sustained operations. XCF is targeting a return to operations in June, subject to completion of upgrade activities and standard start-up procedures. XCF expects a staged start-up that includes final mechanical completion checks, pre-startup reviews, systems validation, and a controlled ramp-up, with continued emphasis on safety, product quality, and operating discipline.

XCF Outlook

With this return to operations, XCF is targeting the following financial and operational results for the full year ending December 31, 2027: gross product sales[3] of $775 - 825 million, net revenue of $110 - 120 million, EBITDA3 of $65 - $70 million, and renewable fuel production of 40 to 43 million gallons.[4] Additionally, XCF continues to advance its planned second facility in Reno, Nevada on approximately 10 acres adjacent to its existing flagship New Rise Reno facility, which is intended to support a doubling of production capacity by 2029. XCF believes the facility’s multi-product capability supports operating flexibility as it works toward sustained, commercial-scale renewable fuel production.

New Rise Reno also has a permitted nameplate production capacity of 38 million gallons per year of synthetic blend component (“SBC”), which can be blended with conventional Jet A to produce blended SAF. Based on typical industry blend ratios (often 70/30 or 80/20), XCF believes this SBC capacity could support production of more than 100 million gallons per year of blended SAF, depending on blending ratios, customer specifications, and applicable market and regulatory requirements.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global

Contacts

XCF Global: Corporate Comms

media@xcf.global

Non-GAAP Measures Definitions & Reconciliations

This earnings release contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures as defined by SEC Regulation G and indicated by a footnote in the text of this release. Definitions for the non-GAAP measures are provided below. Management believes these non-GAAP measures are a useful supplemental measure of operating performance because they eliminate the effects of financing and capital structure, tax jurisdictions, and non-cash depreciation and amortization expenses. However, these non-GAAP measures are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income (loss) or any other measure of performance derived in accordance with U.S. GAAP.

Because not all companies use identical definitions or calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

Gross product sales is a management estimate of the dollar value of the finished renewable fuel product sales in the end-customer markets. XCF believes that this is an important and relevant metric regarding the sales value of the company’s products when comparing XCF to other companies. Management defines this as the number of gallons of renewable fuel sold by the Company during a period multiplied by the average observed or derived price in the end-customer market for each product during a period, including government incentives, feedstock, processing and logistics.

EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization.

Additional Information and Where to Find It

In connection with the proposed transaction, among the Company, DevvStream, and Southern, the Company will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain preliminary proxy statements of the Company and Devvstream that also constitutes a prospectus (the “Proxy Statements/Prospectus”). A proxy statement is expected to be mailed to stockholders of the Company and Devvstream as of the record date to be established for voting on the proposed business combination transaction and other matters as described in the Proxy Statements/Prospectus. The Company, DevvStream, and Southern may also file other documents with the SEC and Canadian securities regulatory authorities regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that the Company, DevvStream, and Southern (as applicable) may file with the SEC or Canadian securities regulatory authorities in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY OR DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENTS/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY THE COMPANY WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Company’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about the Company, DevvStream, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) the Company will be available free of charge under the tab “Financials” on the “Investor Relations” page of the Company’s website page of the Company’s website at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting the Company’s Investor Relations Department at media@xcf.global and (ii) DevvStream will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com/investors/or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

The Company, DevvStream, Southern, EEME and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the directors and executive officers of (i) the Company is contained in the Company’s Current Report on Form 8-K/A, filed with the SEC on October 31, 2025, its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC and (ii) Devvstream is contained in DevvStream’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that involve substantial risks and uncertainties, including statements regarding the proposed transactions contemplated by the business combination agreement, the anticipated structure, timing and conditions of the proposed transaction, the anticipated completion of the plant conversion, the achievement of specified financial and operational milestones (including annualized blended fuel product revenues in excess of $1.0 billion and minimum annualized EBITDA of $100 million), the anticipated issuance of state-supported bonds by Southern, the valuation the parties are aiming to achieve. All statements, other than statements of historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; legal, economic, and regulatory conditions; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” or the negatives of these words or other similar terms or expressions that concern the Company’s, DevvStream’s, or Southern’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements. We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, regulatory and legal conditions; (2) the risk that the plant conversion is delayed, not completed on the anticipated timeline, or requires additional capital beyond current expectations; (3) the risk that the Company is unable to achieve the specified annualized revenue and EBITDA thresholds, which depend in significant part on the Company’s business performance, operating results, market demand, execution capabilities, and other factors; (4) the risk that Southern does not receive authorization to issue up to $400 million of bonds, that such bonds are delayed, issued on less favorable terms, or not issued at all; (5) the risk that the Company is unable to obtain or maintain compliance with applicable Nasdaq continued listing standards, including regaining compliance with $1.00 minimum bid price requirement, which could result in delisting if compliance is not regained within applicable cure periods; (6) the inability to satisfy or waive the closing conditions contemplated by the business combination agreement; (7) the occurrence of events, changes or other circumstances that could give rise to the termination of the business combination agreement, or that could result in disputes or litigation relating to the interpretation, enforceability or performance of the business combination agreement; (8) the outcome of any legal proceedings that may be instituted against the Company, DevvStream, Southern, EEME or their respective affiliates, which could be costly, time-consuming, divert management attention and adversely affect liquidity or financial condition; (9) uncertainty with respect to the scope, timing or completion of due diligence by any party and each party’s satisfaction therewith; (10) uncertainty regarding valuations, capital structure, financing arrangements, equity ownership, or the allocation of economic interests contemplated by the business combination agreement, including the risk that, in the event the proposed transaction closes, the parties may never achieve their aim of creating a $3.0 billion combined enterprise (as of the date hereof this statement only represents an objective that the parties intend to achieve on a future date and such objective has not in the past and may never in the future be achieved); (11) changes to the structure, timing or terms of any proposed transaction that may be required or deemed appropriate as a result of applicable laws, regulations, accounting considerations, stock exchange requirements or regulatory guidance; (12) the risk that required regulatory, governmental, stock exchange or shareholder approvals are not obtained, are delayed or are subject to conditions that could adversely affect the parties or the expected benefits of any contemplated transaction; (13) the risk that the announcement of the business combination agreement or the pursuit of the contemplated transactions disrupts current plans, operations or relationships of the Company , Devvstream or Southern; (14) the risk that anticipated benefits of any contemplated transaction are not realized due to competition, execution challenges, market conditions, or the inability to grow and manage operations profitably; (15) costs, expenses and management distraction associated with the potential litigation and any contemplated transactions; (16) changes in applicable laws, regulations or enforcement priorities, including extensive regulation and compliance obligations applicable to the parties’ businesses; and (17) other economic, business, competitive, operational or financial factors beyond management’s control, including those set forth in (i) the Company’s filings with the SEC, including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings the Company made or will make with the SEC in the future and (ii) DevvStream’s Form 10-K for the fiscal year ended July 31, 2025, filed with the SEC on November 6, 2025, and subsequent reports filed with SEC and Canadian securities regulatory authorities available on DevvStream’s profile at www.sedarplus.ca.

Although the business combination agreement is binding on the parties, it does not obligate the parties to consummate the proposed transaction. The consummation of the proposed transaction remains subject to the satisfaction or waiver of applicable closing conditions, and the business combination agreement may be terminated in accordance with its terms. There can be no assurance that the proposed transaction will be consummated on the terms described herein or at all. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not guarantees of future performance or outcomes.

Any forward-looking statements speak only as of the date of this communication. Neither the Company, DevvStream, Southern or EEME undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this communication nor the continued availability of this communication K in archive form on DevvStream’s website at www.devvstream.com/investors/ or the Company’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.

[1] Non-GAAP financial measure. See “Non-GAAP Measures Definitions & Reconciliations” below for additional information.

[2] These targets are not projections and are forward-looking statements and are subject to the risks, uncertainties, and assumptions described under “Forward-Looking Statements” below.

[3] Non-GAAP financial measure. See “Non-GAAP Measures Definitions & Reconciliations” below for additional information.

[4] These targets are not projections and are forward-looking statements and are subject to the risks, uncertainties, and assumptions described under “Forward-Looking Statements” below.